Cost of sales	12 Months Ended
Dec. 31, 2024
Profit or loss [abstract]
Cost of sales
7. Cost of sales
Cost of sales in 2024, 2023 and 2022 amounted to €650,087 thousand, €680,235 thousand and €564,832 thousand, respectively, consisting of costs directly related to the production, procurement and supply of goods and services, including direct labor costs, costs for raw materials and components used to manufacture the Group’s products (such as fibers and yarns of wool, silk, cotton, linen, cashmere and fabrics of the same composition, as well as leather), costs for semi-finished products, finished goods, consumables and outsourced manufacturing from third parties. Cost of sales also includes depreciation, amortization and impairment of assets used for production, lease expenses, maintenance, write-downs of inventory, freight and duty, and other production related costs, including manufacturing overhead. The remaining costs mainly include insurance and transportation costs.